UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 6, 2007

                         VOLT INFORMATION SCIENCES, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          New York                     1-9232                  13-5658129
-------------------------------   ----------------      ----------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)

560 Lexington Avenue, New York, New York                         10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 704-2400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.          Results of Operations and Financial Condition.
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         The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

         On March 6, 2007, the Company issued a press release announcing its results of operations for the first quarter ended January 28, 2007. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.          Financial Statements and Exhibits.
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          (a)  Financial statements of businesses acquired:

               Not applicable.

          (b)  Pro forma financial information:

               Not applicable.

          (c)  Exhibits:

               99.1 Volt Information Sciences, Inc. Press Release dated March 6, 2007.




                                S I G N A T U R E
                                -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VOLT INFORMATION SCIENCES, INC.


Date     March 6, 2007               By:   /s/ Jack Egan
                                          -------------------------------------
                                          Jack Egan, Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number         Description
------         -----------


99.1           Volt Information Sciences, Inc. Press Release dated March 6, 2007